Exhibit 10.1

FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT

This is a Fourth Amendment to Second Amended and Restated Loan Agreement (this “Fourth Amendment”) dated as of the 31st day of December, 2014, between VNB New York, LLC, a New York limited liability company, successor by merger to VNB New York Corp., a New York corporation (“VNB”), having an office at One Penn Plaza, Suite 2915, New York, New York 10019, Bank Leumi USA, a New York banking corporation (“Leumi”), having an office at 579 Fifth Avenue, New York, New York 10017, Israel Discount Bank of New York, a New York banking corporation (“IDB”), having an office at 511 Fifth Avenue, New York, New York 10017, Manufacturers and Traders Trust Company, a New York banking corporation (“M&T”), having an office at 350 Park Avenue, New York, New York 10017 and One Liberty Properties, Inc., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the “Borrower”). Capitalized terms not otherwise defined in this Fourth Amendment shall have the meanings ascribed to them in the Loan Agreement (as defined below).

WHEREAS, Lender and Borrower entered into a certain Second Amended and Restated Loan Agreement made as of the 31st day of March, 2010, as amended by that First Amendment to Second Amended and Restated Loan Agreement dated as of January 6, 2011, by and between Lender and Borrower, as further amended by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of August 5, 2011, by and between Lender and Borrower, as further amended by that Third Amendment to Second Amended and Restated Loan Agreement dated as of July 31, 2012, by and between Lender and Borrower (collectively, as the same may be further amended from time to time, the “Loan Agreement”);

WHEREAS, Lender and Borrower wish to supplement and amend the terms of the Loan Agreement as more particularly set forth herein.

NOW, THEREFORE, it is agreed as follows:

1.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the following definitions in their entirety: “Collateral Mortgage”, “Collateral Mortgage Properties”, “Collateral Mortgage Value”, “Limited Guaranty”, “Limited Guarantor”, and “Subordinate Collateral Mortgage”. In addition, any and all Limited Guaranties, Collateral Mortgages and/or Subordinate Collateral Mortgages previously delivered to Lender are hereby declared null and void and of no force or effect, and shall be marked “canceled” and returned to Borrower promptly after the date hereof.

2.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the first paragraph of the definition of the term “Adjusted LIBOR Rate” in its entirety and replacing it with the following:

“Adjusted LIBOR Rate” means for any LIBOR Interest Period applicable to any LIBOR Rate Loan, the rate per annum for deposits fixed by the ICE Benchmark Administration in the London interbank market, for a period of time comparable to such LIBOR Interest Period, in U.S. Dollars as it appears on the Dow Jones Telerate Service page 3750 (or such other pages as may replace page 3750 on that service or such other recognized quoting service or commonly available source generally utilized by Lender for similar commercial borrowers from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) as of 11:00 a.m. London time on the day that is two (2) Business Days prior to the beginning of such LIBOR Interest Period; provided, however, if the rate described above does not so appear on any applicable interest determination date, the Adjusted LIBOR Rate shall be the rate for deposits in dollars for a period substantially equal to the interest period on the Reuters Page LIBO (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates) as of 11:00 a.m. (London time) on the day that is two (2) Business Days prior to the beginning of such LIBOR Interest Period.

3.            The definition of the term “Affiliate” in Section 1.01 of the Loan Agreement is hereby amended by deleting the last sentence thereof.

4.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Applicable Margin” in its entirety and replacing it with the following:

“Applicable Margin” means, with respect to each calendar quarter, the following percentage points, (a) determined in accordance with the following table from information provided to Lender in the compliance certificate delivered for such calendar quarter on the Compliance Certificate Delivery Date applicable to such calendar quarter and (b) reset for such calendar quarter on the Applicable Margin Reset Date applicable to such calendar quarter; provided, however, that notwithstanding the foregoing, in the event Borrower is required to deliver a new compliance certificate for such calendar quarter in accordance with the terms of Section 5.01(b)(vi)(B)(2), then (i) the Applicable Margin for such calendar quarter shall be (A) re-calculated as of the delivery date of such new compliance certificate and (B) deemed effective retroactive as of the Applicable Margin Reset Date applicable to such calendar quarter and (ii) (x) Borrower shall promptly pay to Lender any interest owed to Lender as a result of such recalculation of the Applicable Margin or (y) Lender shall credit Borrower for any over-payment of interest as a result of such recalculation of the Applicable Margin, as applicable:

Ratio of Total Debt to Total Value (expressed as a percentage)	Applicable Margin
Greater than 65%	3.00%
Equal to or less than 65%, but greater than 60%	2.75%
Equal to or less than 60%, but greater than 55%	2.50%
Equal to or less than 55%, but greater than 50%	2.00%
Equal to or less than 50%	1.75%

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5.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:

“Applicable Margin Reset Date” shall mean, with respect to each calendar quarter, the first Business Day of the month immediately following the month in which the Compliance Certificate Delivery Date applicable to such calendar quarter occurs.

6.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Borrowing Base” in its entirety and replacing it with the following:

“Borrowing Base” means as of any date of determination, an amount equal to 65% of the Total Unsecured Value.

7.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Collateral” in its entirety and replacing it with the following:

“Collateral” means all property which is subject or is to be subject to the security interest, mortgage, deed of trust or mortgage deed or pledge granted by the Pledge Agreement(s).

8.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Consolidated EBITDA” in its entirety and replacing it with the following:

“Consolidated EBITDA” means the Consolidated Net Income (or Deficit) of the Borrower and its Subsidiaries for any period, plus acquisition costs, depreciation, property impairment charges not to exceed $7,500,000 (measured quarterly for the prior 12 month period) and after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, to the extent such items were deducted from gross income to calculate Consolidated Net Income, as determined in accordance with GAAP.

9.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:

“Compliance Certificate Delivery Date” shall have the meaning set forth in Section 5.01(b)(vi) hereof.

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10.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Floating Rate” in its entirety and replacing it with the following:

“Floating Rate” means a rate of interest equal to the Prime Rate plus the Applicable Margin.

11.            The definition of the term “Investment” in Section 1.01 of the Loan Agreement is hereby amended by deleting the phrase “and except for the Limited Guaranties” therefrom.

12.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “LIBOR Based Rate” in its entirety and replacing it with the following:

“LIBOR Based Rate” means a rate of interest on the Libor Rate Loans equal to the Adjusted LIBOR Rate plus the Applicable Margin.

13.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “LIBOR Interest Period” in its entirety and replacing it with the following:

“LIBOR Interest Period” means a period of one month duration during which the LIBOR Based Rate is applicable.

14.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Loan Documents” in its entirety and replacing it with the following:

“Loan Documents” means this Agreement, the Note, the Guaranties, the Pledge Agreements, and any other document executed or delivered pursuant to this Agreement.

15.            Clause (ix) of the definition of the term “Permitted Investments” in Section 1.01 of the Loan Agreement is hereby amended by deleting the sum “$25,000,000” therefrom and replacing it with the sum “$37,500,000”.

16.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definitions of the terms “Total Secured Value” and “Total Unsecured Value” in their entirety and replacing them with the following:

“Total Secured Value” means the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ Encumbered Properties (other than New Encumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of 8.00%, plus the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ New Encumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating Income thereof at a rate 8.00% or (ii) the purchase price thereof, provided however that such Encumbered Property must be improved and have a positive cash flow.

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“Total Unsecured Value” means the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ Unencumbered Properties (other than New Unencumbered Properties), calculated by capitalizing the Adjusted Net Operating Income thereof at a rate of 8.00%, plus the value of the Borrower’s, Guarantors’ and their respective Subsidiaries’ New Unencumbered Properties, calculated at the higher of (i) the capitalization of the Adjusted Net Operating income thereof at a rate of 8.00% or (ii) the purchase price thereof, provided however that such Unencumbered Property must be improved and have a positive cash flow.

17.            Section 1.01 entitled “Certain Defined Terms” of the Loan Agreement is hereby amended by deleting the definition of the term “Unencumbered Properties” in its entirety and replacing it with the following:

“Unencumbered Properties” shall mean a Property or Properties unencumbered by any security interest, mortgage or any other Lien upon or charge against or interest in the Property to secure payment of a debt or performance of an obligation.

18.            Section 1.05 of the Loan Agreement is hereby amended by deleting the phrase “and Section 5.04” therefrom.

19.            Section 2.07 (a) of the Loan Agreement is hereby amended by substituting and replacing the words “March 31, 2015” with the words “December 31, 2018” in their place instead.

20.            Section 2.09 of the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.

21.            Section 2.11 of the Loan Agreement is hereby amended by deleting the words “June 1” therefrom and replacing them with the words “January 1”.

22.            Sections 3.01(j) of the Loan Agreement is hereby amended by deleting the phrase “including the opinion of Westerman Ball Ederer Miller & Sharfstein, LLP, counsel for the Limited Guarantors” therefrom.

23.            Sections 3.01(l), (m) and (y) of the Loan Agreement are hereby deleted in their entirety and are of no further force and effect.

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24.            Section 4.01(t) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(t) Solvency. The liability of each Guarantor as a result of the execution of its respective Guaranty and the execution of this Agreement shall not cause the liabilities (including contingent liabilities) of such Guarantor to exceed the fair saleable value of their assets, except as may be limited by the terms of their respective Guaranty.

25.            Section 4.01(u) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(u) Financial or Other Advantage. Each Guarantor acknowledges that it has derived or expects to derive a financial or other advantage from the Loans obtained by the Borrower from Lender.

26.            Section 5.01(b)(vi) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(vi) Certificate of No Default. (A) No later than thirty (30) days following the end of each calendar quarter (such date of delivery with respect to each calendar quarter, a “Compliance Certificate Delivery Date”), a certificate of the President, Vice President or the Chief Financial Officer of the Borrower, (1) certifying that to the best of their knowledge after due inquiry no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto; and (2) with computations demonstrating compliance with the covenants contained in Section 5.03 in form and substance similar to Exhibit E; and (B) simultaneous with the delivery of the financial statements referred to in Section 5.01(b)(i) and (ii), a certificate of the President, Vice President or the Chief Financial Officer of the Borrower, either (1) certifying that there are no changes to the most recent certificate delivered in accordance with clause (A) of this Section 5.01(b)(vi) or (2) if any changes have occurred, a new certificate (x) setting forth the changes to the most recent certificate delivered in accordance with clause (A) of this Section 5.01(b)(vi) and (y) certifying that there are are no other changes to such prior certificate other than those specified in such new certificate.

27.            Section 5.01(b)(vii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(vii) Borrowing Base Certificate. As soon as available, and in any event not later than the date Borrower delivers a copy of its 10-Q report and related information for each fiscal quarter in accordance with Section 5.01(b)(ii) above, with each Loan request in accordance with Section 2.06 and with each mandatory prepayment set forth in Section 2.07(c), a Borrowing Base Certificate in the form attached as Exhibit F.

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28.          Section 5.01(b)(xiv) of the Loan Agreement is hereby amended by deleting the phrase “and Section 5.04” therefrom.

29.          Section 5.01(m)(i) of the Loan Agreement is hereby deleted in its entirety and and replaced with the following:

(i)           Cause any Subsidiary of the Borrower owning Unencumbered Properties to become a Guarantor of all obligations of the Borrower to the Lender, whether incurred under this Agreement or otherwise and such new Guarantor shall deliver an executed guaranty to the Lender, in form and substance satisfactory to the Lender, within three (3) Business Days after the later of (i) the date of formation of such new Subsidiary; (ii) the acquisition of an Unencumbered Property; or (iii) the date an Encumbered Property becomes an Unencumbered Property.

30.          Section 5.01(q) of the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.

31.          Section 5.01(t) of the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.

32.          Section 5.03(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(g) Cash Position. Borrower will maintain average outstanding collected deposit balances of not less than $3,000,000, to be tested quarterly.

33.          Section 5.04 of the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.

34.          Section 6.01(f) of the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.

35.          Schedule 2.09 to the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.

36.          Exhibit C to the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.

37.          The effectiveness of this Fourth Amendment shall be expressly subject to receipt by Lender of the following items:

(a)	a fully executed Fourth Amendment;

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(b)	payment of all costs and expenses incurred by Lender;

(c)	payment to Lender of the commitment fee in the amounts set forth on Schedule 1 attached hereto, which the Borrower and Guarantors acknowledge was earned by Lender in connection with this Fourth Amendment;

(d)	payment to Lender’s counsel for fees and expenses in connection with the preparation, negotiation and execution of this Fourth Amendment; and

(e)	such other agreements and instruments as Lender reasonably deems necessary to carry out the terms and provisions of this Fourth Amendment.

38.          All terms and conditions of the Loan Documents, except as modified by this agreement are hereby affirmed and ratified.

39.          Borrower hereby represents and warrants that:

(a)	Except as set forth on the attached schedules, any and all of the representations, warranties and schedules contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b)	Except as otherwise expressly disclosed to Lender in writing by Borrower, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;

(c)	As of the date hereof, it is legally, validly and enforceably indebted to VNB under its Revolving Credit Note in the principal amount of $3,533,335.00, to M&T under its Revolving Credit Note in the principal amount of 6,183,335.00, to Leumi under its Revolving Credit Note in the principal amount of $1,766.665.00, and to IDB under its Revolving Credit Note in the principal amount of $1,766.665.00, all of which amounts are due without offset, claim, defense, counterclaim or right of recoupment; and

(d)	Borrower and each Guarantor hereby release and discharge Lender from all claims or liabilities in any way arising from or in any way connected with the Loan Agreement or the Loan Documents to the extent arising through the date of execution hereof.

40.          This Fourth Amendment shall be governed and construed in accordance with the laws of the State of New York.

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41.            No modification or waiver of or with respect to any provisions of this Fourth Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by Lender from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower or any Guarantor in any case shall, of itself, entitle it, him or her to any other or further notice or demand in similar or other circumstances.

42.            The provisions of this Fourth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the Fourth Amendment in any jurisdiction.

43.            This Fourth Amendment may be executed in counterparts each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery by fax or other electronic transmission (including a .pdf e-mail transmission) of an executed counterpart of a signature page to this Fourth Amendment shall be effective as delivery of an original executed counterpart of this Fourth Amendment.

44.            This Fourth Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of Lender and its successors and assigns. The rights and obligations of the Borrower under this Fourth Amendment shall not be assigned or delegated without the prior written consent of Lender, and any purported assignment or delegation without such consent shall be void.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

ONE LIBERTY PROPERTIES, INC.

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

GUARANTORS:

OLP BATAVIA, INC.

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP BOLING BROOK LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP CARY LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

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OLP CHICAGO LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP COLUMBUS, INC.

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP EUGENE LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP EL PASO I L.P.
By: OLP El Paso, Inc., its general partner

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

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OLP FARMINGTON AVENUE CT LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP HOUSTON GUITARS LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP HIGHLANDS RANCH LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP KENNESAW LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

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OLP LAKE CHARLES, LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP LAWRENCE LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP MONROEVILLE L.P.
By: OLP PA Monroeville LLC, general partner
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP NAPLES LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP NEW HOPE LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

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OLP NEW HYDE PARK, INC.

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP ONALASKA LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP PALM BEACH, INC.

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP PINELLAS PARK LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP SOUTH HIGHWAY HOUSTON, INC.

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

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OLP SUNLAND PARK DRIVE LLC
By: OLP-OD LLC, its sole member
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP TEXAS, INC.

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

OLP TLC KILLEEN LLC
By: One Liberty Properties, Inc., its sole member

By:
David W. Kalish, Senior Vice President –
Chief Financial Officer

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LENDERS:

VNB NEW YORK LLC, successor by merger to VNB New York Corp.

By:
Name: Andrew Baron
Title: First Vice President

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BANK LEUMI USA

By:
Name: Cynthia C. Wilbur
Title: Vice President

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ISRAEL DISCOUNT BANK OF NEW YORK

By:
Name: Marc G. Cooper
Title: First Vice President

By:
Name: Jeff Marcus
Title: Vice President

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MANUFACTURERS AND TRADERS
TRUST COMPANY

By:
Name: Jonathan S. Tolpin
Title: Administrative Vice President

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SCHEDULE 1

COMMITMENT FEE

VNB NEW YORK CORP.	$150,000.00
BANK LEUMI USA	$75,000.00
ISRAEL DISCOUNT BANK OF NEW YORK	$75,000.00
MANUFACTURERS AND TRADERS TRUST COMPANY	$262,500.00

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